Salomon Smith Barney
Transportation Conference
November 14, 2002

Continental Airlines

Please note that the discussion today contains forward looking statements that are not limited to historical facts, but reflect the Company's current beliefs, expectations or intentions regarding future events. Actual results could differ materially from those described in the forward looking statements. Additional information concerning factors that could cause actual results to differ materially from those in the forward-looking statements is contained in the company's Form 10-K and other securities filings with the Securities and Exchange Commission.

Unless otherwise noted, all statistics are for jet operations, excluding regional jets.

Business Overview

Continental Outperforms the Industry


Net Profit/(Loss) per Available Seat Mile
Third Quarter 2002
LUV
CAL
NWAC
AWA
DAL
AMR
UAL
US
0.4
0.0
(0.4)
(0.8)
(1.2)
(1.6)
Net Profit/(Loss) per ASM (cents)
0.29
(0.18)
(0.18)
(0.51)
(0.62)
(1.03)
(1.26)
(1.53)

Data excludes extraordinary items and non-recurring charges

EBITDAR Margin Higher Than Industry
Third Quarter 2002



20%
10%
0%
(10%)
EBITDAR Margin
17.6%
16.5%
10.1%
10.0%
7.9%
1.5%
(1.4%)
(5.1%)
Industry
4.8%
CAL
LUV
AWA
NWAC
DAL
US
AMR
UAL

EBITDAR Margin = (Operating Income + Depreciation & Amortization + Aircraft Rentals)/Operating Revenue
Excludes non-recurring items

Continental Capacity Matches Demand

Load Factor Premium to the Industry


Load Factor Premium to Industry (pts)
5
4
3
2
1
0
2.1
1.2
1.3
4.1
3.5
1.5
1.8
1Q01
2Q01
3Q01
4Q01
1Q02
2Q02
3Q02

Source: Company Reports; Industry = ALK, AMR, AWA, CAL, DAL, LUV, NWAC, UAL, US

Return of Business Traveler Slow And Yields Remain Depressed



Domestic Business Passengers
% Change Year Over Year
0%
(10)%
(20)%
(30)%
(40)%
(32)%
(27)%
(33)%
(22)%
(37)%
(6)%
1Q
2Q
3Q
2002 vs. 2000
2002 vs. 2001
Domestic Business Yield
% Change Year Over Year
0%
(10)%
(20)%
(30)%
(40)%
(6)%
(12)%
(12)%
(12)%
(10)%
(8)%
1Q
2Q
3Q

Continental Continues RASM Premium

(Length of Haul Adjusted)


120
115
110
105
100
RASM % of Industry
113.9
112.3
111.0
113.6
115.2
113.4
113.2
1Q01
2Q01
3Q01
4Q01
1Q02
2Q02
3Q02

Domestic Data per ATA Definitions
Excludes Southwest Airlines
Based on Net RASM

Best System RASM
Third Quarter 2002

(Length of Haul Adjusted)



10
8
6
4
Revenue per ASM (cents)
8.53
8.24
8.03
7.67
6.85
6.76
5.68
Industry 6.95
CAL
NWAC
UAL
AMR
DAL
US
AWA

Length of haul adjusted to CAL's 3Q02 system LOH of 1,505

Globally Well-Balanced


Major U.S. Carriers
100%
90%
80%
70%
60%
50%
% Capacity
Continental
American
Delta
Northwest
United
US Airways
US Domestic
Atlantic
Latin
Pacific

Source: AA, CO, DL, NW, UA YTD 9/30/02 per traffic releases; US Airways LTM 2Q02 per DOT Form 41

New York Domestic Market Share Leader

New York City Revenue %



25%
21%
15%
12%
8%
5%
25%
20%
15%
10%
5%
0%
CAL
AMR
DAL
UAL
US
NWAC

Source: O&D Plus database 2Q02 (latest available data), Top 6 Major U.S. Carriers Shown

AirTrain to Newark/Liberty
Less Hassle, Quicker Service



Train Service
NY Penn
NIA
EWR
Newark
Harrison
Kearny
Lincroft
Union City
Hoboken
Jersey City
New York
Manhattan
Liberty State Park
Liberty Island
Upper New York Bay
Bayonne
East Orange

	Est. Travel Time*	Cost
Private Car Service	1 Hr 15 Min.	$50-$75
Direct Rail Service	30 Min.	$11

*between 5-6:30pm

Exceptional Completion Factor



100%
99%
98%
97%
96%
95%
D.O.T. Completion %
98.1%
96.7%
98.7%
97.7%
99.8%
98.6%
99.7%
98.8%
99.5%
98.9%
2000
2001*
1Q02
2Q02
3Q02
Continental
Industry

Industry data per D.O.T. Air Traffic Consumer Report definition
*Non-weighted average; data excludes Sept 11-30

Superb Operating Performance


On-Time Arrivals
% Arrivals within 14 minutes
90%
85%
80%
75%
70%
65%
60%
78.1%
72.6%
82.2%
80.7%
85.1%
81.3 %
85.2%
81.3%
84.0%
83.3%
2000
2001*
1Q02
2Q02
3Q02
Continental
Industry

Industry data per D.O.T. Air Traffic Consumer Report definition

*September 2001 capacity reduction cancellations not included

Industry Leading Product

Consistent Customer Satisfaction


Airline of the Year
CONTINENTAL
AIRLINES


FREDDIE
AWARDS

2002
Best Elite-Level Program











Great Employees - Great Place to Work
Only Airline to make *Fortune's* 2002 List


FORTUNE
100 BEST
1999
100
BEST COMPANIES TO WORK FOR
TUNE
2000
2002
BEST
COMPANIES
TO WORK FOR
2001

Fourth Year in a Row

Financial Update

Third Quarter Capacity Changes Match Demand

Third Quarter 2002 vs. 2001


New York (10)%; LF 4.3 pts
Cleveland (10)%; LF 2.4 pts
Houston 0%; LF 0.0 pts
TransAtlantic (4)%; LF 3.8 pts
Latin America (1)%; LF (3.7) pts
Pacific (8)%; LF 5.4 pts

Data includes Continental Express

2003 Planned Domestic Capacity Reduction of 4%


Year-Over-Year % Change
8%
6%
4%
2%
0%
(2)%
(4)%
(6)%
(4)%
(2)%
5%
8%
(1.0)%
Domestic
Latin America
Pacific
TransAtlantic
System

Revenue Generating/Cost Saving Initiatives on Target

Pre-Tax Net Benefit



$400
$300
$200
$100
$0
($Millions)
$80
$350
2002E
2003E

New Technology Drives Cost Savings And Data Collection

E-Tickets as a % of Sales



90%
80%
70%
60%
50%
40%
44%
57%
64%
87%
9/99
9/00
9/01
9/02

eService Check-In Penetration Rate



% of Eligible Customers Using eService Check-In
50%
40%
30%
20%
10%
0%
8%
21%
42%
59%
YE 99
YE00
YE01
9/30/02
eService Centers
124
289
607
668

Costs are Being Managed


4%
2%
0%
(2) %
(4) %
(6) %
Year-Over-Year % Change
1.1%
(3.0)%
(0.7)%
(3.1)%
(3.5)%
(4.7)%
(4-5)%
(1-2)%
(1-2)%
(2–3)%
2-3%
2-3%
1Q02
2Q02
3Q02
4Q02E
2002E
2003E
CASM Holding Fuel Rate Constant
CASM

Data excludes extraordinary items and non-recurring changes

Common Fleet Types Add Flexibility

Year End In-Service Fleet Plan



371
352
366
357
400
300
200
100
0
Total Jet Aircraft
2000
2001
2002E
2003E
DC10
777
757/767
MD80
737

Fleet Types:	5	4	4	4

Obligated Fleet Count Decreasing

Aircraft at Year End



403
391
372
400
300
200
100
Total Jet Aircraft
51
25
15
352
366
357
2001
2002E
2003E
In Service Jet Aircraft
Stored Obligated Jet Aircraft

Excludes two 747s, two 727s, four DC10s and two MD80s which are stored but are not financially obligated
Stored aircraft include subleased DC10s (three in 2001 & 2002 and two in 2003)

Managing for Cash



$1.5
$1.0
$0.5
$0.0
($Billions)
$1.0
$1.2
$1.1
$1.2
$1.3
$1.3
$1.1
30-Jun
30-Sep
31-Dec
31-Mar
30-Jun
30-Sep
31-DecE
------------- 2001-------------
----------- 2002-----------

Lowest Net Debt to EBITDAR



Net Debt to EBITDAR
15
10
5
0
8.50
12.30
12.60
12.90
NM
NM
NM
Industry
10.9
CAL
NWAC
DAL
AWA
AMR
US
UAL

Balance sheet data as of 9/30/02 except for DAL and US which are as of 6/30/02. EBITDAR is for LTM ended 9/30/02.
Ratios include capitalized aircraft operating leases
AMR, US and UAL's Net Debt to EBITDAR of (22.94), (19.95) and (25.55), respectively, was considered NM

Assets Available to Monetize

- 34 Million Shares ExpressJet
- $1B Other Unencumbered Assets

Leading by Every Measure of Success

Continental Airlines

- Managing Business to Meet Changing Environment
- Leading by Every Measure of Success
- Adequate Liquidity for the Future


Continental